SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): October 20, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



       000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



1000 QWEST TOWER, 555 SEVENTEENTH STREET          DENVER, COLORADO       80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-992-1400
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS


     The Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K on October 20, 1998 and the press release attached as
Exhibit 99.2 to this Current Report on Form 8-K on October 27, 1998.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     Exhibit 99.1  Press release of the Registrant dated October 20, 1998.
     Exhibit 99.2  Press release of the Registrant dated October 27, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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                                    QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  October 28, 1998             By: /s/ Robert Woodruff
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                                       Robert Woodruff, Executive Vice President
                                       and Chief Financial Officer.